                           LIMITED POWER OF ATTORNEY
                           FOR SECTION 16(a) REPORTING

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Wilson W. Cheung as the undersigneds true and lawful attorney-in-fact (the Attorney-in Fact), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigneds name, place and stead, in any and all capacities to:

        1.      prepare, execute, deliver and file with the United States
Securities and Exchange Commission, any national securities exchange and
SciClone Pharmaceuticals, Inc. (the Company) any and all reports (including any amendment thereto) of the undersigned required or considered advisable under
Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange
Act), and the rules and regulations thereunder, with respect to the equity securities of the Company, including Form 3 (Initial Statement of Beneficial
Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership),
and Form 5 (Annual Statement of Changes in Beneficial Ownership); and

        2.      seek or obtain, as the undersigneds representative and on the undersigneds behalf, information on transactions in the Companys equity securities from any third party, including the Company, brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the
Attorney-in-Fact.

        The undersigned acknowledges that:

        1.      this Limited Power of Attorney authorizes, but does not require, the Attorney-in-Fact to act at his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

        2.      any documents prepared and/or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

        3.      neither the Company nor the Attorney-in-Fact assumes any
liability for the undersigneds responsibility to comply with the requirements of
Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

        4.      this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigneds obligations under
Section 16 of the Exchange Act, including, without, limitation, the reporting requirements under Section 16(a) of the Exchange Act.

        The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Limited
Power of Attorney.

        This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigneds holdings of and transactions in equity securities of the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.

        This Limited Power of Attorney shall be governed and construed in accordance the laws of the State of California without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney to be executed as of August 1, 2013.

Signature:  /s/ Friedhelm Blobel
            -----------------------------------------

Print Name: Friedhelm Blobel, Ph.D.